                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                         Chapter 11 Case Nos.

      DVI, INC.                                03-12656-MFW
      DVI FINANCIAL SERVICES, INC.             03-12657-MFW
      DVI BUSINESS CREDIT CORPORATION          03-12658-MFW

                              Debtors.

           MONTHLY OPERATING REPORT FOR THE PERIOD 11/1/04 -- 12/10/04
                  QUALIFICATION STATEMENT OF THE TRUSTEE OF THE
                              DVI LIQUIDATING TRUST

            The attached Monthly Operating Reports were prepared by the Trustee of the DVI Liquidating Trust (the "Trustee") using available books and records of the Debtors for the period from 11/1/04 through the Effective Date (12/10/04) of the First Amended Joint plan of Liquidation of DVI, Inc., et al.

            The Trustee, as the post-Effective Date representative of the Debtors, directed a member of his staff to assemble the attached Monthly Operating Reports from documentation and information obtained from the Debtor's former employees, the Debtor's Chief Restructuring Officer (AP Services, LLC), the Trustee's Asset Manager, the DIP Facility Agent and US Bank Portfolio Services, the Successor Servicer. The notes to the attached Monthly Operating Reports are based on the notes included in the prior Monthly Operating Reports filed by the Debtor, updated for this reporting period as applicable.

            The Trustee and his staff were not engaged to maintain, prepare, audit, compile or review any financial statements in accordance with generally accepted auditing standards. In addition, Trustee and his staff have not prepared any financial statements, documents or records, or perform any accounting, auditing or financial services for the Debtor.

            The Liquidating Trustee and his staff assembled the attached Monthly Operating Report to the best of their knowledge based on the financial records and information provided to them and do not make any representations concerning the accuracy or completeness of the information contained herein.

Dated:  January  25, 2005

                                    /s/ Francis A. Monaco
                                    --------------------------------
                                    MONZACK AND MONACO, P.A.
                                    Francis A. Monaco, Esq. (#2078)
                                    Joseph J. Bodnar, Esq. (#2512)
                                    1201 Orange Street, Suite 400
                                    Wilmington, Delaware  19801
                                    (302) 656-8162

                                            - and -

                                    ANDERSON KILL & OLICK, P.C.
                                    Michael J. Venditto, Esq.
                                    1251 Avenue of the Americas
                                    New York, New York 10020
                                    Attorneys for DVI Liquidating Trust

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re DVI, Inc.                         Case No. 03-12656 (MFW)
                                        Reporting Period:  11/01/04 - 12/10/04

                            MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month


Submit copy of report to any official committee appointed in the case.

                                                                                                      DOCUMENT        EXPLANATION
REQUIRED DOCUMENTS                                                                  FORM NO.          ATTACHED         ATTACHED
------------------                                                                  --------          --------         --------
Schedule of Cash Receipts and Disbursements                                       MOR - 1A               x
     Bank Reconciliations (or copies of Debtor's bank reconciliations)            MOR - 1B               x
Statement of Operations                                                           MOR - 2
Balance Sheet                                                                     MOR - 3
Status of Postpetition Taxes                                                      MOR - 4                x
    Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                         x
    Copies of tax returns filed during reporting period (See Tax Affidavit)                                                x
Summary of Unpaid Postpetition Debts                                              MOR - 4                x
    Listing of aged accounts payable
Accounts Receivable Aging                                                         MOR - 5                x
Debtor Questionnaire                                                              MOR - 5                x


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.

RESPONSIBLE PARTY:


/s/ Dennis J. Buckley                           Liquidated Trustee
----------------------------------              --------------------------------
Signature of Responsible Party                  Title

Dennis J. Buckley                               1/25/2005
----------------------------------              --------------------------------
Printed Name of Responsible Party               Date


PREPARER:


/s/ Joseph Carter                               The Buckley Group - Staff
----------------------------------              --------------------------------
Signature of Preparer                           Title


Joseph Carter                                   1/25/2005
----------------------------------              --------------------------------
Printed Name of Preparer                        Date

IN RE DVI, INC.
CASE NUMBER: 03-12656 (MFW)               Reporting Period:  11/01/04 - 12/10/04



SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
(in thousands)

                                                          CURRENT MONTH                  CUMULATIVE FILING TO DATE
                                                      --------------------               -------------------------
                                                            Actuals                              Actuals
CASH BEGINNING OF MONTH                                                  1                                     419
-------------------------------------------------------------------------------------------------------------------

RECEIPTS:
---------
Customer Payments                                                        -                                       -
Trust Receipts                                                           -                                       -
Trust Advances                                                           -                                       -
Receipt of Servicer Fee                                                  -                                       -
DIP Facility Advances                                                    -                                       -

                                                      -------------------------------------------------------------

TOTAL RECEIPTS                                                           -                                       -
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
-------------
Payroll (b)                                                              -                                       -
Benefits (b)                                                             -                                       -
Building Costs                                                           -                                       -
Equipment Costs                                                          -                                       -
Auto, Travel & Entertainment                                             -                                       -
Outside Services                                                         -                                       -
Sales & Use Taxes                                                        -                                       -
Payments by Affiliates on Debtor's Behalf (c)                        2,499                                  12,468           9969
DIP Facility Repayments (d)                                              -                                    (419)          -419
Other Expense                                                            -                                       -              0

Professional Fees (c)                                               (2,499)                                (12,468)         -9969
U.S. Trustee Quarterly Fees                                              -                                       -
Adjustment(a)                                                           (1)                                     (1)
                                                      -------------------------------------------------------------

TOTAL DISBURSEMENTS                                                     (1)                                   (420)
-------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                                                           (1)                                   (420)
-------------------------------------------------------------------------------------------------------------------

CASH END OF MONTH(A)                                                     -                                      (1)
-------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS                                                                                             (1)
   Transfers to Debtor in Possession Accounts                                                                    -
   Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                                      -
   Payments on Behalf of Affiliates (i)                                                                      2,499
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                              2,498

(a) Per Debtor's records ending cash balance should be $0
(b) There are no DVI, Inc. employees.
(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.
(d) Amount swept to DIP bank account during October 2003.
                                                                        MOR - 1A

IN RE DVI, INC.
Case Number: 03-12656 (MFW)               Reporting Period:  11/01/04 - 12/10/04



BANK RECONCILIATIONS
(in thousands)

                                                                   ACCOUNTS                                CURRENT MONTH
                                                -----------------------------------------------     ---------------------------
                                                      Operating                   Other                      Actuals
                                                -----------------------------------------------     ---------------------------
CASH BEGINNING OF MONTH                                            1                         -                               1
-------------------------------------------------------------------------------------------------------------------------------

RECEIPTS:
---------
Customer Payments                                                  -                         -                               -
Trust Receipts                                                     -                         -                               -
Trust Advances                                                     -                         -                               -
Receipt of Servicer Fee                                            -                         -                               -
DIP Facility Advances                                              -                         -                               -

                                                -------------------------------------------------------------------------------

TOTAL RECEIPTS                                                     -                         -                               -
-------------------------------------------------------------------------------------------------------------------------------

DISBURSEMENTS
-------------
Payroll (b)                                                        -                         -                               -
Benefits (b)                                                       -                         -                               -
Building Costs                                                     -                         -                               -
Equipment Costs                                                    -                         -                               -
Auto, Travel & Entertainment                                       -                         -                               -
Outside Services                                                   -                         -                               -
Sales & Use Taxes                                                  -                         -                               -
Payments by Affiliates on Debtor's Behalf (c)                  2,499                                                     2,499
DIP Facility Repayments                                            -                         -                               -
Other Expense                                                      -                         -                               -

Professional Fees (c)                                         (2,499)                        -                          (2,499)
U.S. Trustee Quarterly Fees                                        -                         -                               -
Adjustment(a)                                                     (1)
                                                -------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                               (1)                        -                               -
-------------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                                                     (1)                        -                               -
-------------------------------------------------------------------------------------------------------------------------------

CASH END OF MONTH (A)                                              -                         -                               1
-------------------------------------------------------------------------------------------------------------------------------

BANK BALANCE                                                       -                         -                               -
   Deposits in Transit                                             -                         -                               -
   Outstanding Checks                                              -                         -                               -
   Other                                                           -                         -                               -
ADJUSTED BANK BALANCE                                              -                         -                               -

(a) Per Debtor's records ending cash balance should be $0
(b) There are no DVI, Inc. employees.

(c) DVI, Inc., DVI Financial Services Inc. (case #03-12657) and DVI Business Credit Corporation (case #03-12658) have determined to allocate professional fees paid by DVI Financial Services Inc. in equal parts to each Debtor.
                                                                        MOR - 1B

In re DVI, Inc.                           Case No. 03-12656 (MFW)
                                          Reporting Period:  11/01/04 - 12/10/04


                          STATUS OF POSTPETITION TAXES
(in thousands)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                            Beginning            Amount                                Ending
                                               Tax            Withheld or           Amount               Tax
                                            Liability           Accrued              Paid             Liability
                                            ---------           -------              ----             ---------
FEDERAL
Withholding                                           -                 -                  -                    -
FICA-Employee                                         -                 -                  -                    -
FICA-Employer  (a)                                    -                 -                  -                    -
Unemployment                                          -                 -                  -                    -
Income                                                -                 -                  -                    -
Other                                                 -                 -                  -                    -
    Total Federal Taxes                               -                 -                  -                    -
STATE AND LOCAL
Withholding                                           -                 -                  -                    -
Sales (a)                                             -                 -                  -                    -
Excise                                                -                 -                  -                    -
Unemployment                                          -                 -                  -                    -
Real Property                                         -                 -                  -                    -
Personal Property                                     -                 -                  -                    -
Florida Doc Stamp                                     -                 -                  -                    -
Franchise                                             -                 -                  -                    -
Other: Local Income Tax Withholding                   -                 -                  -                    -
    Total State and Local                             -                 -                  -                    -
TOTAL TAXES                                           -                 -                  -                    -

                      SUMMARY OF UNPAID POSTPETITION DEBTS
(in thousands)

ACCOUNTS PAYABLE AGING                             AMOUNT
----------------------                             ------
Current                                                -
0 - 30 days                                            -
31 - 60 days                                           -
61 - 90 days                                           -
91+ days                                               -
TOTAL ACCOUNTS PAYABLE                                 -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

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(a) Debtor has obtained authorization from the Bankruptcy Court to pay such tax liabilities.
                                                                           MOR-4

In re DVI, Inc.                           Case No. 03-12656 (MFW)
                                          Reporting Period:  11/01/04 - 12/10/04


                            ACCOUNTS RECEIVABLE AGING
(in thousands)


ACCOUNTS RECEIVABLE AGING (A)                                                                                      AMOUNT
-----------------------------                                                                                      ------
0 days old                                                                                                                    -
1 - 30 days old                                                                                                               -
31 - 60 days old                                                                                                              -
61 - 90 days old                                                                                                              -
91- 120 days old                                                                                                              -
+ Over 121 days                                                                                                               -
Total Accounts Receivable                                                                                                     -
Amount considered uncollectible (Bad Debt)                                                                                    -
Accounts Receivable (Net)                                                                                                     -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                                YES               NO
----------------------------                                                                                ---               --
1.    Have any assets been sold or transferred outside the normal course of business this reporting period?
      If yes, provide an explanation below.                                                                                    X

2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
      If yes, provide an explanation below.                                                                                    X

3.    Have all postpetition tax returns been timely filed?
      If no, provide an explanation below.                                                                    X

4.    Are workers compensation, general liability and other necessary insurance coverages in effect?
      If no, provide an explanation below.                                                                    X


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(a) Debtor does not have any receivables.

                                                                           MOR 5

DVI, Inc.
Case No. 03-12656 (MFW)
Reporting Period:  11/01/04 - 12/10/04








                                    DVI, INC.
                                  TAX AFFIDAVIT

To the best of my knowledge, DVI, Inc. has filed all tax returns and made all required tax payments on a timely basis, except for pre-petition liabilities not authorized for payment by the Bankruptcy Court.

      1/25/2005                            /s/ Dennis J. Buckley
-----------------------                    -------------------------------------
        Date                               Signature of Responsible Party
                                           Dennis J. Buckley

THE ACCOMPANYING QUALIFICATION STATEMENT OF THE LIQUIDATING TRUSTEE IS AN INTEGRAL PART OF THIS MONTHLY OPERATING REPORT.